Report of
Independent
Registered
Public Accounting
Firm

To the Shareholders
and Board of Trustees
of
Federated Municipal
 Securities Income
Trust:

In planning and
performing our
audit of the financial
statements of
Federated Municipal
High Yield Advantage
Fund (the "Fund")
(one of the portfolios
constituting Federated
Municipal Securities
 Income Trust) as of
 and for the year
ended August 31,
2008, in
accordance with the
standards of the
Public Company
Accounting Oversight
 Board
(United States), we
 considered the Fund's
internal control over
financial reporting,
including control
activities for
safeguarding securities,
 as a basis for designing
our
auditing procedures
for the purpose of
expressing our
opinion on the financial
statements
and to comply with the
requirements of Form
N-SAR, but not for the
purpose of
expressing an opinion
on the effectiveness of
the Fund's internal
control over financial
reporting.  Accordingly,
we express no such
opinion.
The management of the
Fund is responsible for
establishing and
maintaining
 effective
internal control over
financial reporting.
In fulfilling this
responsibility, estimates
and
judgments by management
are required to assess
the expected benefits
and related costs
of controls. A Fund's
internal control over
financial reporting is
 a process designed
to
provide reasonable
assurance regarding
the reliability of
financial reporting
and the
preparation of fina
ncial statements for
external purposes in
accordance with generally
accepted accounting
principles. A Fund's
internal control over
financial reporting
includes those policies
and procedures that (1)
pertain to the maintenance
of records that,
in reasonable detail,
accurately and fairly
reflect the transactions
and dispositions of the
assets of the Fund;
(2) provide reasonable
assurance that transactions
are recorded as
necessary to permit
 preparation of
financial statements
 in accordance with
generally
accepted accounting
principles, and that
receipts and expenditures
 of the Fund are being
made only in
 accordance with
authorizations of
management and directors
of the Fund;
and (3) provide
reasonable assurance
 regarding prevention
or timely detection of
unauthorized acquisition,
 use or disposition of
a Fund's assets that
could have a material
effect on the financial
statements.
Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements. Also,
projections of any
evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
because of
changes in conditions,
or that the degree of
compliance with the
policies or procedures
may deteriorate.

A deficiency in
internal control
over financial
reporting exists when
the design or
operation of a control
does not allow management
or employees, in the normal
course of
performing their assigned
functions, to prevent or
detect misstatements on
a
timely basis.
A material weakness is a
 deficiency, or a
combination of deficiencies,
 in internal control
over financial reporting,
such that there is a
 reasonable possibility
that a material
misstatement of the
company's annual or
interim financial statements
will not be
prevented or detected
 on a timely basis.

Our consideration of
the Fund's internal
control over financial
reporting was for the
limited purpose described
in the first paragraph
and would not necessarily
 disclose all
deficiencies in internal
 control that might be
 significant deficiencies
or material
weaknesses under
standards established
by the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
 Fund's internal control
over financial reporting
 and its operation,
including controls
for safeguarding
securities
that we consider to
be a material weakness
 as defined above as of
August 31, 2008.

This report is intended
solely for the
information and use
 of management and
the Board
of Trustees of the
Fund and the Securities
and Exchange Commission
 and is not intended
to be and should not
 be used by anyone
other than these specified
parties.



Ernst & Young LLP


Boston, Massachusetts
October 16, 2008